UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 30, 2024

STIRLING HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56623	93-3514045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01. Entry into a Material Definitive Agreement.
On July 30, 2024, Stirling Hotels & Resorts, Inc. (the “Company”) entered into an Amended and Restated Dealer Manager Agreement (the “Agreement”) with an affiliated third party with respect to its private offering to reflect that the distribution fee paid on the Company’s Class T, Class S and Class D shares sold in its offering will cease when underwriting compensation paid by the Company reaches the 8.75% limit provided for in the Agreement (or such lower limit as set forth in any applicable agreement between the Dealer Manager and a participating dealer at the time the shares were issued). Previously the limit was calculated irrespective of the source of funding for the fees. This change was required due to the amendment to the terms of conversion for the Class T, Class S and Class D shares as described in Item 5.03 below.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2024, the Company filed Articles of Amendment with the Maryland State Department of Assessments and Taxation specifying that the limit at which Class T, Class S and Class D shares convert into an equivalent aggregate net asset value of Class I shares is determined based on upfront selling commissions, dealer manager fees and distribution fees paid by the Company. Previously the limit was calculated irrespective of the source of funding for the fees. The Articles of Amendment were effective upon filing.

Except as described in this Current Report on Form 8-K, the Articles of Amendment did not amend, alter or modify any other terms or provisions of the Charter.

9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment, filed August 1, 2024
10.1	Amended and Restated Dealer Manager Agreement, effective as of July 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIRLING HOTELS & RESORTS, INC.

Dated: August 1, 2024	By:	/s/ Deric S. Eubanks
Deric S. Eubanks
President